                             LETTER OF TRANSMITTAL
                                      FOR
                                TENDER OF UP TO:

 $400,000,000 CLASS A-1 FLOATING RATE ASSET BACKED NOTES, SERIES 2001-1 (CUSIP:
                                   52204PAA7)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
 CLASS A-1 FLOATING RATE ASSET BACKED NOTES, SERIES 2001-1 (CUSIP: 52204PAC3),

 $260,000,000 CLASS A-2 FLOATING RATE ASSET BACKED NOTES, SERIES 2001-1 (CUSIP:
                                   52204PAD1)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
 CLASS A-2 FLOATING RATE ASSET BACKED NOTES, SERIES 2001-1 (CUSIP: 52204PAF6),

 $260,000,000 CLASS A-3 FLOATING RATE ASSET BACKED NOTES, SERIES 2001-1 (CUSIP:
                                   52204PAD1)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
 CLASS A-3 FLOATING RATE ASSET BACKED NOTES, SERIES 2001-1 (CUSIP: 52204PAJ8),

 $60,000,000 CLASS B-1 FLOATING RATE ASSET BACKED NOTES, SERIES 2001-1 (CUSIP:
                                   52204PAK5)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
 CLASS B-1 FLOATING RATE ASSET BACKED NOTES, SERIES 2001-1 (CUSIP: 52204PAM1),

   $60,000,000 CLASS B-2 FIXED RATE ASSET BACKED NOTES, SERIES 2001-1 (CUSIP:
                                   52204PAS8)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
 CLASS B-2 FLOATING RATE ASSET BACKED NOTES, SERIES 2001-1 (CUSIP: 52204PAX7),

 $69,000,000 CLASS C-1 FLOATING RATE ASSET BACKED NOTES, SERIES 2001-1 (CUSIP:
                                   52204PAN9)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
   CLASS C-1 FIXED RATE ASSET BACKED NOTES, SERIES 2001-1 (CUSIP: 52204PAQ2),

   $69,000,000 CLASS C-2 FIXED RATE ASSET BACKED NOTES, SERIES 2001-1 (CUSIP:
                                   52204PAT6)
             IN EXCHANGE FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF
   CLASS C-2 FIXED RATE ASSET BACKED NOTES, SERIES 2001-1 (CUSIP: 52204PAY5).

                         LEASE INVESTMENT FLIGHT TRUST

--------------------------------------------------------------------------------
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
            ON      , 2001, UNLESS EXTENDED (THE "EXPIRATION DATE").
                  TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
                  NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                  FOR QUESTIONS REGARDING THE EXCHANGE OFFER:
                             BANKERS TRUST COMPANY

BT Services Tennessee                                  BY FACSIMILE:
Incorporated
Corporate Trust and Agency Group                      (615) 835-3701
648 Grassmere Park Road                                BY TELEPHONE:
Nashville, Tennessee 37211                            (800) 735-7777

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY ELIGIBLE INSTITUTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    The undersigned acknowledges receipt of the Prospectus, dated            ,
2001 (the "Prospectus"), of Lease Investment Flight Trust (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $1,429,000,000 of its Class A-1 Floating Rate Asset Backed Notes, Series 2001-1, Class A-2 Floating Rate Asset Backed Notes, Series 2001-1,
Class A-3 Floating Rate Asset Backed Notes, Series 2001-1, Class B-1 Floating Rate Asset Backed Notes, Series 2001-1, Class B-2 Fixed Rate Asset Backed Notes, Series 2001-1, Class C-1 Floating Rate Asset Backed Notes, Series 2001-1 and Class C-2 Fixed Rate Asset Backed Notes, Series 2001-1 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for an equal aggregate principal amount of its issued and outstanding Class A-1 Floating Rate Asset Backed Notes, Series 2001-1,
Class A-2 Floating Rate Asset Backed Notes, Series 2001-1, Class A-3 Floating Rate Asset Backed Notes, Series 2001-1, Class B-1 Floating Rate Asset Backed Notes, Series 2001-1, Class C-1 Floating Rate Asset Backed Notes, Series 2001-1 and Class C-2 Fixed Rate Asset Backed Notes, Series 2001-1 (the "Restricted Notes"). Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

    For each Restricted Note accepted for exchange, you will receive an Exchange Note having a principal amount equal to that of the surrendered Restricted Note. Holders whose Restricted Notes are accepted for exchange will receive accrued interest thereon to, but not including, the date of issuance of such Exchange Notes, such interest to be payable with the first interest payment on the Exchange Notes. Interest on the Exchange Notes will accrue from their respective dates of issuance. Holders of Restricted Notes accepted for exchange will be deemed to have waived the right to receive any other payments or interest on the Restricted Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date in which the Exchange Offer is extended. The Company shall notify the holders of the Restricted Notes of any extension by oral or written notice prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

    A holder of Restricted Notes must complete this Letter (except those holders delivering an Agent's Message in lieu thereof) either if certificates are to be forwarded herewith or if a tender of certificates for Restricted Notes, if available, is to be made by book-entry transfer to the account maintained by Bankers Trust Company (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Holders of Restricted Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Restricted Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Restricted Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    In lieu of delivering this Letter, an Agent's Message will constitute valid delivery. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgement from a participant tendering

Restricted Notes that are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by this Letter and that the Company may enforce such agreement against such participant.

    Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of Restricted Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made on the Exchange Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Restricted Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

    The instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above.

    The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    List below the Restricted Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Restricted Notes should be listed on a separate signed schedule affixed hereto.

--------------------------------------------------------------------------------------------------------
     DESCRIPTION OF RESTRICTED NOTES                1                    2                    3
--------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL
NAME(S) AND ADDRESS(ES) OF REGISTERED                                                     AMOUNT AT
 HOLDER(S)                                     CERTIFICATE                                MATURITY
 (PLEASE FILL IN, IF BLANK)                    NUMBER(S)*                                TENDERED**
                                                                     AGGREGATE
                                                                 PRINCIPAL AMOUNT
                                                                  AT MATURITY OF
                                                                RESTRICTED NOTE(S)
                                           ------------------------------------------------------------

                                           ------------------------------------------------------------

                                           ------------------------------------------------------------

                                           ------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                           TOTAL

--------------------------------------------------------------------------------------------------------

* Need not be completed if Restricted Notes are being tendered by book-entry transfer.

** Restricted Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

/ /  CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

/ /  CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s) ____________________________________________

    Window Ticket No. (if any) _________________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Institution which Guaranteed Delivery ______________________________

    If delivered by Book-Entry Transfer, complete the following:

    Account Number _____________________________________________________________

    Transaction Code Number ____________________________________________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name _______________________________________________________________________

    Address ____________________________________________________________________

    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes, it acknowledges that the Restricted Notes were acquired as a result of market-making activities or other trading activities and that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    1. Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Restricted Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Restricted Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Restricted Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Restricted Notes with full power of substitution to (i) deliver such Restricted Notes, or transfer ownership of such Restricted Notes on the account books maintained by the Book-Entry Transfer Facility, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Restricted Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Restricted Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

    2. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Restricted Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the Restricted Notes are accepted by the Company. The undersigned hereby further represents that:
(i) any Exchange Notes acquired in exchange for Restricted Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned,
(ii) that neither the holder of such Restricted Notes nor any such other person is engaging in or intends to engage in a distribution of such Exchange Notes,
(iii) that neither the holder of such Restricted Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and (iv) that neither the holder of such Restricted Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

    3. The undersigned also acknowledges that the Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Restricted Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is the Company's "affiliate" within the meaning of Rule 405 under the Securities Act or is an Initial Purchaser who acquired the Restricted Notes directly from the Company in the initial offering to resell pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that (i) such Exchange Notes are acquired in the ordinary course of such holders' business, (ii) such holders are not engaging in and do not intend to engage in the distribution of such Exchange Notes and (iii) such holders have no arrangements or understandings with any person to participate in the distribution of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such Exchange Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes (i) the undersigned cannot rely on the position of the staff of the Commission in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and Prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case, such registration statement must contain the selling security holder information required by Item 507 of Regulation S-K of the Commission, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Company.

    If the undersigned or the person receiving the Exchange Notes is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company or is an Initial Purchaser, the undersigned represents to the Company that the undersigned understands and acknowledges that the Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

    4. The undersigned may, if, and only if, it would not receive freely tradeable Exchange Notes in the Exchange Offer or is not eligible to participate in the Exchange Offer pursuant to Section 4(a) of the Registration Rights Agreement (the "Registration Rights Agreement"), dated as of June 26, 2001, among the Company Credit Suisse First Boston Corporation, Lehman Brothers Inc. and Salomon Smith Barney Inc. (the "Initial Purchasers") in the form filed as
Exhibit 4.4 to the Registration Statement of the Company, Registration
No. 333-[      ], elect to have its Restricted Notes registered in the shelf registration described in the Registration Rights Agreement. Capitalized terms used in this paragraph 4 and not otherwise defined herein shall have the meanings given them in the Registration Rights Agreement. Such election may be made by checking the box under "Special Registration Instructions" below. By making such election, the undersigned agrees, as a holder of Restricted Notes participating in a Shelf Registration, to comply with the Registration Rights Agreement and to indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (in each case as amended or supplemented) or (ii) the omission or alleged omission to state in any Registration Statement, preliminary prospectus or Prospectus (in each case as amended or supplemented) any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Holder furnished to the Company by or on behalf of that Holder specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provisions of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Rights Agreement.

    5. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Restricted Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus. See Instruction 8.

    6. For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange properly tendered Restricted Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Restricted Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the expiration or termination of the Exchange Offer.

    7. The undersigned acknowledges that the Company's acceptance of properly tendered Restricted Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

    8. Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, please issue the Exchange Notes (and, if applicable, substitute certificates representing Restricted Notes for any Restricted Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Restricted Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Restricted Notes for any Restricted Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Restricted Notes." The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Restricted Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Restricted Notes so tendered for exchange.

THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE PROSPECTUS AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE PROSPECTUS AND THIS LETTER, THE PROSPECTUS SHALL PREVAIL.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF RESTRICTED NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE RESTRICTED NOTES AS SET FORTH IN SUCH BOX ABOVE.

-------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 2 AND 3)

      To be completed ONLY IF certificates for Restricted Notes not exchanged and/or Exchange Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter below, or if Restricted Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue:  / /  Exchange Notes and/or
         / /  Restricted Notes to:

  Name(s): ___________________________________________________________________
                                  (PLEASE TYPE OR PRINT)

           __________________________________________________________________
                                  (PLEASE TYPE OR PRINT)

  Address:

  ____________________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

                         (COMPLETE SUBSTITUTE FORM W-9)

  / / Credit unexchanged Restricted Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

  ____________________________________________________________________________
                         (BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)

-------------------------------------------
-------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 2 AND 3)

      To be completed ONLY IF certificates for Restricted Notes exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter below, or to person or persons at an address other than shown in the box entitled "Description of Restricted Notes" above.

  Mail:  / /  Exchange Notes and/or
        / /  Restricted Notes to:

  Name(s): ___________________________________________________________________
                                  (PLEASE TYPE OR PRINT)

           __________________________________________________________________
                                  (PLEASE TYPE OR PRINT)

  Address:

  ____________________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

-----------------------------------------------------

                       SPECIAL REGISTRATION INSTRUCTIONS
                            (SEE PARAGRAPH 4 ABOVE)

To be completed ONLY IF (i) the undersigned satisfies the conditions set forth in paragraph 4 above, (ii) the undersigned elects to register its Restricted Notes in the shelf registration described in the Registration Rights Agreement, and (iii) the undersigned agrees to comply with the Registration Rights Agreement and to indemnify certain entities and individuals as set forth in paragraph 4 above.

/ / By checking this box the undersigned hereby (i) represents that it is entitled to have its Restricted Notes registered in a shelf registration in accordance with the Registration Rights Agreement, (ii) elects to have its Restricted Notes registered pursuant to the shelf registration described in the Registration Rights Agreement, and (iii) agrees to comply with the Registration Rights Agreement and to indemnify certain entities and individuals identified in, and to the extent provided in, paragraph 4 above.

--------------------------------------------------------------------------------
IMPORTANT: THIS LETTER (OR AN AGENT'S MESSAGE IN LIEU THEREOF) OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR RESTRICTED NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M. NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

X
X
                             X
                   SIGNATURE(S) OF OWNER                                   DATE

Area Code and Telephone Number _________________________________________________

If a holder is tendering any Restricted Notes, this Letter must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) for the Restricted Notes or, if tendered by a participant in the Book-Entry Transfer Facility, exactly as such name appears on a security position listing as the owner of the Restricted Notes, or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 2.

Name(s): _______________________________________________________________________

________________________________________________________________________________
                             (Please type or Print)

Capacity: ______________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                              (Including Zip Code)

Employer Identification or Social Security Number ______________________________
                                          (Please complete Substitute Form W-9,
if applicable. See "Important Tax Information" below)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 2)

Signature(s) Guaranteed by an Eligible Institution: ____________________________
                                                 (Authorized Signature)

________________________________________________________________________________
                                    (Title)

________________________________________________________________________________
                                (Name and Firm)

                                  INSTRUCTIONS

    1.  DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

    Holders of Restricted Notes must complete this Letter (except those holders delivering an Agent's Message in lieu thereof) either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Restricted Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile thereof), with any required signature guarantees (unless an Agent's Message is transmitted in lieu thereof), and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Restricted Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 or any integral multiple thereof.

    Noteholders whose certificates for Restricted Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Restricted Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below); (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof or an Agent's Message in lieu thereof) and Notice of Guaranteed Delivery (or an Agent's Message with respect to guaranteed delivery in lieu thereof), substantially in the form provided by the Company (by facsimile transmission (if available to such holder), mail or hand delivery). The Notice of Guaranteed Delivery must set forth the name and address of the holder of Restricted Notes and the amount of Restricted Notes tendered, state that the tender is being made thereby and guarantee that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Restricted Notes, in proper form for transfer, or a Book-Entry Confirmation (including by means of an Agent's Message), as the case may be, together with this Letter (or a facsimile hereof or an Agent's Message in lieu thereof) and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered Restricted Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

    THE METHOD OF DELIVERY OF THIS LETTER, THE RESTRICTED NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR RESTRICTED NOTES SHOULD BE SENT TO THE COMPANY.

    See "The Exchange Offer" section in the Prospectus.

    2. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

    If this Letter is signed by the registered holder of the Restricted Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

    If any tendered Restricted Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

    If any tendered Restricted Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

    When this Letter is signed by the registered holder or holders of the Restricted Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Restricted Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

    If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

    If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. Unless the Company waives the condition, in such an instance you must submit with this Letter evidence satisfactory to the Company of their authority to so act.

    Endorsements on certificates for Restricted Notes or signatures on bond powers required by this Instruction 2 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges Medallion Program (each an "Eligible Institution" and collectively, "Eligible Institutions").

    Signatures on the Letter need not be guaranteed by an Eligible Institution if (A) the Restricted Notes are tendered (i) by a registered holder of Restricted Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Restricted Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution and (B) the box entitled "Special Registration Instructions" on this Letter has not been completed.

    3.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

    Tendering holders of Restricted Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Restricted Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Restricted Notes by book-entry transfer may request that Restricted Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Restricted Notes not exchanged will be returned to the name and address of the person signing this Letter.

    4.  TRANSFER TAXES.

    The Company will pay all transfer taxes, if any, applicable to the transfer of Restricted Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Restricted Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Restricted Notes tendered hereby, or if tendered Restricted Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Restricted Notes pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

    Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Restricted Notes specified in this Letter.

    5.  WAIVER OF CONDITIONS.

    The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

    6.  NO CONDITIONAL TENDERS.

    The Company will not accept any alternative, conditional, irregular or contingent tenders. All tendering holders of Restricted Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Restricted Notes for exchange.

    Although the Company intends to notify holders of defects or irregularities with respect to tenders of Restricted Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

    7.  MUTILATED, LOST, STOLEN OR DESTROYED RESTRICTED NOTES.

    Any holder whose Restricted Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

    8.  WITHDRAWAL OF TENDERS.

    Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

    The Company will determine all questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Restricted Notes in its sole discretion, and its determination will be final and binding on all parties. The Company reserves the absolute right to reject any and all Restricted Notes not properly tendered or any Restricted Notes its acceptance of which would, in the opinion of its counsel, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Restricted Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter) will be final and binding on all parties.

    9.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                           IMPORTANT TAX INFORMATION

    Under current federal income tax law to prevent backup withholding on any Exchange Notes delivered pursuant to the Exchange Offer and any payments made in respect of the Exchange Notes, a holder of Exchange Notes generally is required to provide the Company (as payor) with such holder's correct taxpayer identification number ("TIN") on Form W-9 or a substitute therefor or otherwise to establish a basis for exemption from backup withholding. If a holder of Exchange Notes is an individual, the TIN is such holder's social security number. If a holder required to do so fails to provide the Company with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. Accordingly, each prospective holder of Exchange Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

    Certain holders of Exchange Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of Exchange Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to us, through the Exchange Agent, a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Exchange Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on any Exchange Notes delivered pursuant to the Exchange Offer and any payments received in respect of the Exchange Notes, each prospective holder of Exchange Notes to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (i) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN) and that (A) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    The prospective holder of Exchange Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the Exchange Notes. If the Exchange Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

-----------------------------------------------------------------------------------------------------------------------
                                          PAYER'S NAME: BANKERS TRUST COMPANY
-----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                           PART 1 -- PLEASE PROVIDE YOUR TIN ON         TIN
FORM W-9                             THE LINE AT RIGHT AND CERTIFY BY             Social Security Number or Employer
                                     SIGNING AND DATING BELOW                     Identification Number
                                     -------------------------------------------------------------------------------
DEPARTMENT OF THE TREASURY           NAME (PLEASE PRINT)
INTERNAL REVENUE SERVICE                                                                         PART 2
                                     ---------------------------------------
PAYER'S REQUEST FOR TAXPAYER                                                                    Awaiting
IDENTIFICATION NUMBER (TIN)          ADDRESS
AND CERTIFICATION                                                                                TIN / /
                                     ---------------------------------------
                                     CITY
                                     STATE  ZIP CODE
                                     -------------------------------------------------------------------------------
                                     PART 2 -- CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the
                                     number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and (3) any other information provided on this form is true and correct.

                                     Signature Date

                                     You must cross out Part (3) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
-----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY, IN CERTAIN CIRCUMSTANCES, RESULT IN BACKUP WITHHOLDING OF 31% OF
ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTION FORM W-9 FOR ADDITIONAL DETAILS.
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue
Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature                                                               Date
---------------------------------------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

    GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digs separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------    ------------------------------------------------------------
                                                                                               GIVE THE EMPLOYER
                               GIVE THE SOCIAL SECURITY                                        IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:      NUMBER OF--                      FOR THIS TYPE OF ACCOUNT:      NUMBER OF--
------------------------------------------------------------    ------------------------------------------------------------
1. An individual's account     The individual                   6. Sole Proprietorship         The owner(3)

2. Two or more individuals     The actual owner of the          7. A valid trust, estate, or   The legal entity(4)
   (joint account)             account or, if combined             pension trust
                               funds, the first individual
                               on the account(1)

3. Custodian acocunt of a      The minor(2)                     8. Corporate account           The corporation
   minor (Uniform Gift to
   Minors Act)

4. a. The usual revocable      The grantor-trustee(1)           9. Religious, charitable, or   The organization
   savings trust account                                           educational organization
   (grantor is also trustee)                                       account

b. So-called trust account     The actual owner(1)              10. Partnership                The partnership
   that is not a legal or
   valid trust under State
   law

5. Sole proprietorship         The owner (3)                    11. Association, club, or      The organization
                                                                other tax-exempt organization

                                                                12. A broker or registered     The broker or nominee
                                                                    nominee

                                                                13. Account with the           The public entity
                                                                Department of Agriculture in
                                                                    the name of a public
                                                                    entity (such as a State
                                                                    or local government,
                                                                    school district, or
                                                                    prison) that receives
                                                                    agricultural program
                                                                    payments
------------------------------------------------------------    ------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Show your individual name. You may also enter your business name. You may use either your Social Security Number or your Employer Identification Number.

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

    If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

    Payees specifically exempted from backup withholding on ALL payments include the following:

    - A corporation.

    - A financial institution.

    - An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan.

    - The United States or any agency or instrumentality thereof.

    - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

    - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

    - An international organization or any agency, or instrumentality thereof.

    - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

    - A real estate investment trust.

    - A common trust fund operated by a bank under section 584(a) of the Code.

    - An entity registered at all times under the Investment Company Act of 1940.

    - A foreign central bank of issue.

    - Payments of interest not generally subject to backup withholding include the following:

    - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

    - Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

    - Payments described in section 6049(b)(5) of the Code to non-resident aliens.

    - Payments on tax-free covenant bonds under section 1451 of the Code.

    - Payments made by certain foreign organizations.

    Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

    Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6045, 6050A and 6050N of the Code and the regulations promulgated thereunder.

    PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Wilfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.